UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2012
PUNCHLINE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-146934	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
736 Bay Street, Suite 1205, Toronto, Ontario, Canada		M5G 2M4
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(416) 619-0611
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items

On August 22, 2012, our board of directors approved an agreement and plan of merger to merge with and into our wholly-owned subsidiary Punchline Resources Ltd., a Nevada corporation, to effect a name change from Punchline Entertainment, Inc. to Punchline Resources Ltd. Punchline Resources Ltd. was formed solely for the change of name.

The name change is currently under review with the Financial Industry Regulatory Authority (“FINRA”). We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUNCHLINE ENTERTAINMENT, INC.
/s/ Ramzan Savji
Ramzan Savji
President and Director

Date:	August 23, 2012

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